UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

VNUS Medical Technologies, Inc.

(Exact name of registrant as specified in its charter)
Delaware	000-50988	94-3216535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5799 Fontanoso Way
San Jose, California 95138
(408) 360-7200

(Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 2, 2008, VNUS Medical Technologies, Inc. (the “Company”) announced that it had asserted patent infringement claims in the United States District Court, Northern District of California, against biolitec Inc., Dornier MedTech America, Inc. and NewStar Lasers, Inc. d/b/a CoolTouch, Inc. The Company issued a press release on July 2, 2008 announcing the foregoing. A copy of this press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 2, 2008

VNUS MEDICAL TECHNOLOGIES, INC.

By:	/s/ Peter Osborne
Name:	Peter Osborne
Title:	Chief Financial Officer and Vice President of Finance and Administration